Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts:	Leslie Hunziker Hertz Investor Relations (201) 307-2337 lhunziker@hertz.com	Richard Broome Hertz Media Relations (201) 307-2486 rbroome@hertz.com

HERTZ GLOBAL HOLDINGS ANNOUNCES PROPOSED $1.2 BILLION PRIVATE OFFERING OF SENIOR NOTES

PARK RIDGE, NJ, October 1, 2012 — Hertz Global Holdings, Inc. (NYSE:HTZ) (the “Company”) announced today that a newly-formed, wholly-owned subsidiary of the Company, HDTFS, Inc. (the “Escrow Issuer”), intends to offer $600,000,000 aggregate principal amount of senior notes due 2020 (the “2020 Notes”) and $600,000,000 aggregate principal amount of senior notes due 2022 (the “2022 Notes” and, together with the 2020 Notes, the “Notes”) in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), subject to market and other conditions. Each series of Notes will pay interest semi-annually in arrears. The final terms of each series of Notes will be determined at the time of pricing of the Notes.

Concurrently with the closing of the offering, the gross proceeds of the offering (plus an amount related to interest that would accrue on the Notes through a specified date) will be deposited into an escrow account until the date on which certain escrow conditions are satisfied, including the substantially concurrent (i) consummation of the previously announced cash tender offer (the “Tender Offer”) to purchase all outstanding shares of common stock of Dollar Thrifty Automotive Group, Inc. (NYSE: DTG) (“Dollar Thrifty”) and (ii) assumption of the Escrow Issuer’s obligations under each series of Notes by The Hertz Corporation (“Hertz”), a wholly-owned subsidiary of the Company. From and after the release of the escrowed funds to Hertz, each series of Notes is expected to be guaranteed on a senior unsecured basis by the domestic subsidiaries of Hertz that guarantee its senior credit facilities from time to time.

Following the release of proceeds of the offering from escrow to Hertz upon satisfaction of the escrow conditions, Hertz intends to use the entire net proceeds from the offering of the Notes (i) to finance or refinance a portion of the consideration payable in the Tender Offer and subsequent merger (which is subject to the approval of Dollar Thrifty’s shareholders if required by law) of a wholly-owned subsidiary of Hertz with and into Dollar Thrifty (the “Acquisition”), (ii) to refinance certain existing indebtedness of Dollar Thrifty (including by providing funds to Dollar Thrifty for such purpose) following the consummation of the Tender Offer, (iii) to pay fees and expenses incurred in connection with the foregoing transactions and/or (iv) to finance the working capital and business requirements, and for general corporate purposes, of Hertz and its subsidiaries.

If the escrow conditions are not satisfied on or prior to February 26, 2013, the Escrow Issuer delivers a notification that such conditions will not be satisfied or the merger agreement governing the Acquisition is terminated, the Escrow Issuer will be required to redeem each series of Notes in full at a price equal to 100% of the applicable initial issue price of such Notes, plus accrued and unpaid interest from the date of issuance of such Notes up to, but excluding, the payment date of such mandatory redemption.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any of the Notes (and the guarantees of the Notes, which are expected to apply from and after the escrow release) or any other securities, nor will there be any sale of the Notes or any other securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The Notes (and the guarantees that would apply upon escrow release) will be issued in reliance on the exemption from the registration requirements provided by Rule 144A under the Securities Act and, outside of the United States, only to non-U.S. investors pursuant to Regulation S under the Securities Act. None of the Notes and such guarantees have been registered under the Securities Act or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

ABOUT THE COMPANY

Hertz is the largest worldwide airport general use car rental brand, operating from approximately 8,760 corporate and licensee locations in approximately 150 countries in North America, Europe, Latin America, Asia, Australia, Africa, the Middle East and New Zealand. Hertz is the number one airport car rental brand in the U.S. and at 119 major airports in Europe. In addition, the Company has sales and marketing centers in 60 countries which promote Hertz business both within and outside such country. Product and service initiatives such as Hertz Gold Choice, Hertz #1 Club Gold®, NeverLost® customized, onboard navigation systems, Sirius XM Satellite Radio, and unique cars and SUVs offered through the Company’s Adrenaline Prestige and Green Traveler Collections, set Hertz apart from the competition. In 2008, the Company entered the global car sharing market with its service now referred to as Hertz On Demand which rents cars by the hour and/or by the day, at various locations in the U.S., Canada and Europe.  Hertz also operates one of the world’s largest equipment rental businesses, Hertz Equipment Rental Corporation, offering a diverse line of rental equipment, from small tools and supplies to earthmoving equipment, as well as new and used equipment for sale, to customers ranging from major industrial companies to local contractors and consumers, from approximately 330 branches in the United States, Canada, China, France, Spain and Saudi Arabia, as well as through its international licensees.  Hertz also owns Donlen Corporation, based in Northbrook, Illinois, which is a leader in providing fleet leasing and management services.

CAUTIONARY NOTE CONCERNING FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements.” Examples of forward-looking statements include information concerning the Company’s outlook, anticipated revenues and results of operations, as well as any other statement that does not directly relate to any historical or current fact. These forward-looking statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts” or similar expressions. These statements are based on certain assumptions that the Company has made in light of its experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors that the Company believes are appropriate in these circumstances. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company’s actual results could differ materially from those expressed in the forward-looking statements due to a variety of important factors, both positive and negative.

Among other items, such factors could include: the effect of the debt markets on the offering; our ability to obtain regulatory approval for and to consummate the Acquisition; the risk that expected synergies, operational efficiencies and cost savings from the Acquisition may not be fully realized or realized within the expected time frame; the risk that unexpected costs will be incurred in connection with the proposed Dollar Thrifty Acquisition; the retention of certain key employees of Dollar Thrifty may be difficult; the operational and profitability impact of divestitures required to be undertaken to secure regulatory approval for the Acquisition; levels of travel demand, particularly with respect to airline passenger traffic in the United States and in global markets; significant changes in the competitive environment, including as a result of industry consolidation, and the effect of competition in our markets, including on our pricing policies or use of incentives; occurrences that disrupt rental activity during our peak periods; our ability to achieve cost savings and efficiencies and realize opportunities to increase productivity and profitability; an increase in our fleet costs as a result of an increase in the cost of new vehicles and/or a decrease in the price at which we dispose of used vehicles either in the used vehicle market or under repurchase or guaranteed depreciation programs; our ability to accurately estimate future levels of rental activity and adjust the size of our fleet accordingly; our ability to maintain sufficient liquidity and the availability to us of additional or continued sources of financing for our revenue earning equipment and to refinance our existing indebtedness; safety recalls by the manufacturers of our vehicles and equipment; a major disruption in our communication or centralized information networks; financial instability of the manufacturers of our vehicles and equipment; any impact on us from the actions of our licensees, franchisees, dealers and independent contractors; our ability to maintain profitability during adverse economic cycles and unfavorable external events (including war, terrorist acts, natural disasters and epidemic disease); shortages of fuel and increases or volatility in fuel costs; our ability to successfully integrate acquisitions and complete dispositions; our ability to maintain favorable brand recognition; costs and risks associated with litigation; risks related to our indebtedness, including our substantial amount of debt and our ability to incur substantially more debt and increases in interest rates or in our borrowing margins; our ability to meet the financial and other covenants contained in our senior credit facilities, our outstanding unsecured senior notes and certain asset-backed and asset-based funding arrangements; changes in accounting principles, or their application or interpretation, and our ability to make accurate estimates and the assumptions underlying the estimates, which could have an effect on earnings; changes in the existing, or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect our operations, the cost thereof or applicable tax rates; changes to our senior management team; the effect of tangible and intangible asset impairment charges; the impact of our derivative instruments, which can be affected by fluctuations in interest rates and commodity prices; and our exposure to fluctuations in foreign exchange rates. Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission (the “SEC”), including our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

The Company therefore cautions you against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION

On September 10, 2012, the Company filed with the SEC a tender offer statement on Schedule TO regarding the Tender Offer described herein and Dollar Thrifty filed with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 (“Schedule 14D-9”).  Investors and security holders of Dollar Thrifty are strongly advised to read the tender offer statement (as updated and amended) filed by the Company with the SEC and Schedule 14D-9 (as updated and amended) filed by Dollar Thrifty with the SEC, because they contain important information that Dollar Thrifty’s stockholders should consider before tendering their shares.  The tender offer statement and other documents filed by the Company and Dollar Thrifty with the SEC are available for free at the SEC’s web site (http://www.sec.gov).  Copies of the Company’s filings with the SEC may also be obtained by directing a request to the Company at (201) 307-2100.  Copies of Dollar Thrifty’s filings with the SEC are also available free of charge on Dollar Thrifty’s website at www.dtag.com or by contacting Dollar Thrifty’s Investor Relations Department at (918) 669-2236.